AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED JANUARY 31, 2014
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Restructuring & Other Related Costs	Intangible Amortization	Transformational Initiatives	Acquisition & Integrations Costs	Pre-Separation Costs	Unallocated Corporate Costs	Other	Adjustment for taxes	Non-GAAP

Net Revenue	Change Year Over Year	5%	$1,008	$—	$—	$—	$—	$—	$—	$—	$—	$1,008	5%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	50.6%	498	1	(31)	(3)	(1)	—	—	(1)	—	463	54.1%	Gross Margin
Research and development	As a % of Revenue	8.7%	88	—	—	—	(1)	(1)	—	—	—	86	8.5%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.6%	298	1	(18)	—	(4)	(1)	(10)	—	—	266	26.4%	As a % of Revenue
Total costs and expenses			884	2	(49)	(3)	(6)	(2)	(10)	(1)	—	815

Income from operations	Operating Margin	12.3%	124	(2)	49	3	6	2	10	1	—	193	19.2%	Operating Margin

Other income(expense), net			(27)	—	—	—	—	—	—	—	—	(27)

Income (loss) from continuing operations before taxes			97	(2)	49	3	6	2	10	1	—	166

Provision (benefit) for income taxes	Tax Rate	(27)%	(26)	—	—	—	—	—	—	—	52	26	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	12.2%	$123	$(2)	$49	$3	$6	$2	$10	$1	$(52)	$140	13.9%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.37	$(0.01)	$0.14	$0.01	$0.02	$0.01	$0.03	$—	$(0.15)	$0.42
Diluted			$0.36	$(0.01)	$0.14	$0.01	$0.02	$0.01	$0.03	$—	$(0.15)	$0.41

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED APRIL 30, 2014
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Net Revenue	Change Year Over Year	2%	$988	$—	$—	$—	$—	$—	$—	$—	$988	2%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.1%	503	(32)	(5)	—	(1)	1	—	—	466	52.9%	Gross Margin
Research and development	As a % of Revenue	8.8%	87	—	(1)	—	—	(1)	—	—	85	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	30.8%	304	(17)	(2)	(2)	(1)	(10)	(2)	—	270	27.3%	As a % of Revenue
Total costs and expenses			894	(49)	(8)	(2)	(2)	(10)	(2)	—	821

Income from operations	Operating Margin	9.5%	94	49	8	2	2	10	2	—	167	16.9%	Operating Margin

Other income(expense), net			(25)	—	—	—	—	—	—	—	(25)

Income from continuing operations before taxes			69	49	8	2	2	10	2	—	142

Provision for income taxes	Tax Rate	23%	16	—	—	—	—	—	—	7	23	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	5.4%	$53	$49	$8	$2	$2	$10	$2	$(7)	$119	12.0%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.16	$0.14	$0.02	$0.01	$0.01	$0.03	$0.01	$(0.02)	$0.36
Diluted			$0.16	$0.14	$0.02	$0.01	$0.01	$0.03	$0.01	$(0.03)	$0.35

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333
Diluted			337	337	337	337	337	337	337	337	337

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED JULY 31, 2014
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Net Revenue	Change Year Over Year	6%	$1,009	$—	$—	$—	$—	$—	$—	$—	$—	$1,009	6%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.8%	507	(29)	(5)	(1)	(1)	—	—	—	—	471	53.3%	Gross Margin
Research and development	As a % of Revenue	8.5%	86	—	—	(1)	2	—	—	—	—	87	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	28.2%	285	(17)	(2)	—	(5)	—	(10)	10	—	261	25.9%	As a % of Revenue
Total costs and expenses			878	(46)	(7)	(2)	(4)	—	(10)	10	—	819

Income from operations	Operating Margin	13%	131	46	7	2	4	—	10	(10)	—	190	18.8%	Operating Margin

Other income(expense), net			(46)	—	—	—	—	21	2	(3)	—	(26)

Income (loss) from continuing operations before taxes			85	46	7	2	4	21	12	(13)	—	164

Provision (benefit) for income taxes	Tax Rate	36%	31	—	—	—	—	—	—	—	(4)	27	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	5.4%	$54	$46	$7	$2	$4	$21	$12	$(13)	$4	$137	13.6%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.16	$0.14	$0.02	$0.01	$0.01	$0.06	$0.04	$(0.04)	$0.01	$0.41
Diluted			$0.16	$0.14	$0.02	$0.01	$0.01	$0.06	$0.04	$(0.04)	$0.01	$0.41

Weighted average shares used in computing net income (loss) per share:
Basic			334	334	334	334	334	334	334	334	334	334
Diluted			338	338	338	338	338	338	338	338	338	338

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

THREE MONTHS ENDED OCTOBER 31, 2014
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Asset Impairments & Write-downs	Acceleration of Share-based Compensation Related to Workforce Reduction	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Nuclear Magnetic Resonance Business Exit	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Net Revenue	Change Year Over Year	3%	$1,043	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,043	3%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	45.9%	564	—	—	(29)	(6)	(1)	1	—	(47)	(1)	1	—	482	53.8%	Gross Margin
Research and development	As a % of Revenue	9.3%	97	(4)	—	—	(2)	(1)	1	—	(5)	2	(1)	—	87	8.3%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.9%	312	—	(1)	(16)	(3)	1	(8)	—	(16)	(11)	3	—	261	25.0%	As a % of Revenue
Total costs and expenses			973	(4)	(1)	(45)	(11)	(1)	(6)	—	(68)	(10)	3	—	830

Income from operations	Operating Margin	6.7%	70	4	1	45	11	1	6	—	68	10	(3)	—	213	20.4%	Operating Margin

Other income(expense), net			(92)	—	—	—	—	—	1	68	—	2	—	—	(21)

Income (loss) from continuing operations before taxes			(22)	4	1	45	11	1	7	68	68	12	(3)	—	192

Provision (benefit) for income taxes	Tax Rate	109%	(24)	—	—	—	—	—	—	—	—	—	—	55	31	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	0.2%	$2	$4	$1	$45	$11	$1	$7	$68	$68	$12	$(3)	$(55)	$161	15.4%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.01	$0.01	$—	$0.13	$0.03	$—	$0.02	$0.21	$0.21	$0.04	$(0.01)	$(0.17)	$0.48
Diluted			$0.01	$0.01	$—	$0.13	$0.03	$—	$0.02	$0.21	$0.21	$0.04	$(0.01)	$(0.17)	$0.48

Weighted average shares used in computing net income (loss) per share:
Basic			334	334	334	334	334	334	334	334	334	334	334	334	334
Diluted			338	338	338	338	338	338	338	338	338	338	338	338	338

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information. .

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

SIX MONTHS ENDED APRIL 30, 2014
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Restructuring & Other Related Costs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Net Revenue	Change Year Over Year	3%	$1,996	$—	$—	$—	$—	$—	$—	$—	$—	$1,996	3%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.8%	1,001	1	(63)	(8)	(1)	(1)	1	(1)	—	929	53.5%	Gross Margin
Research and development	As a % of Revenue	8.8%	175	—	—	(1)	(1)	(1)	(1)	—	—	171	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	30.2%	602	1	(35)	(2)	(6)	(2)	(20)	(2)	—	536	26.9%	As a % of Revenue
Total costs and expenses			1,778	2	(98)	(11)	(8)	(4)	(20)	(3)	—	1,636

Income from operations	Operating Margin	10.9%	218	(2)	98	11	8	4	20	3	—	360	18.0%	Operating Margin

Other income(expense), net			(52)	—	—	—	—	—	—	—	—	(52)

Income (loss) from continuing operations before taxes			166	(2)	98	11	8	4	20	3	—	308

Provision (benefit) for income taxes	Tax Rate	(6)%	(10)	—	—	—	—	—	—	—	59	49	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	8.8%	$176	$(2)	$98	$11	$8	$4	$20	$3	$(59)	$259	13.0%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.53	$(0.01)	$0.30	$0.03	$0.02	$0.01	$0.06	$0.01	$(0.17)	$0.78
Diluted			$0.52	$(0.01)	$0.29	$0.03	$0.02	$0.01	$0.06	$0.01	$(0.16)	$0.77

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

NINE MONTHS ENDED JULY 31, 2014
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Restructuring & Other Related Costs	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Net Revenue	Change Year Over Year	4%	$3,005	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,005	4%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.8%	1,508	1	(92)	(13)	(2)	(2)	—	1	(1)	—	1,400	53.4%	Gross Margin
Research and development	As a % of Revenue	8.7%	261	—	—	(1)	(2)	1	—	(1)	—	—	258	8.6%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.5%	887	1	(52)	(4)	(6)	(7)	—	(30)	8	—	797	26.5%	As a % of Revenue
Total costs and expenses			2,656	2	(144)	(18)	(10)	(8)	—	(30)	7	—	2,455

Income from operations	Operating Margin	11.6%	349	(2)	144	18	10	8	—	30	(7)	—	550	18.3%	Operating Margin

Other income(expense), net			(98)	—	—	—	—	—	21	2	(3)	—	(78)

Income (loss) from continuing operations before taxes			251	(2)	144	18	10	8	21	32	(10)	—	472

Provision for income taxes	Tax Rate	8%	21	—	—	—	—	—	—	—	—	55	76	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	7.7%	$230	$(2)	$144	$18	$10	$8	$21	$32	$(10)	$(55)	$396	13.2%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.69	$(0.01)	$0.43	$0.05	$0.03	$0.02	$0.06	$0.10	$(0.03)	$(0.15)	$1.19
Diluted			$0.68	$(0.01)	$0.43	$0.05	$0.03	$0.02	$0.06	$0.09	$(0.03)	$(0.15)	$1.17

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338	338

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

YEAR ENDED OCTOBER 31, 2014
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Restructuring & Other Related Costs	Asset Impairments & Write-downs	Acceleration of Share-based Compensation Related to Workforce Reduction	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Pre-Separation Costs	Net Loss on Extinguishment of Debt	Nuclear Magnetic Resonance Business Exit	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Net Revenue	Change Year Over Year	4%	$4,048	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,048	4%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	48.8%	2,072	1	—	—	(121)	(19)	(3)	(1)	—	(47)	—	—	—	1,882	53.5%	Gross Margin
Research and development	As a % of Revenue	8.8%	358	—	(4)	—	—	(3)	(3)	2	—	(5)	1	(1)	—	345	8.5%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	29.6%	1,199	1	—	(1)	(68)	(7)	(5)	(15)	—	(16)	(41)	11	—	1,058	26.1%	As a % of Revenue
Total costs and expenses			3,629	2	(4)	(1)	(189)	(29)	(11)	(14)	—	(68)	(40)	10	—	3,285

Income from operations	Operating Margin	10.4%	419	(2)	4	1	189	29	11	14	—	68	40	(10)	—	763	18.8%	Operating Margin

Other income(expense), net			(190)	—	—	—	—	—	—	1	89	—	4	(3)	—	(99)

Income (loss) from continuing operations before taxes			229	(2)	4	1	189	29	11	15	89	68	44	(13)	—	664

Provision (benefit) for income taxes	Tax Rate	(1)%	(3)	—	—	—	—	—	—	—	—	—	—	—	110	107	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	5.7%	$232	$(2)	$4	$1	$189	$29	$11	$15	$89	$68	$44	$(13)	$(110)	$557	13.8%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.70	$(0.01)	$0.01	$—	$0.57	$0.09	$0.03	$0.05	$0.27	$0.20	$0.13	$(0.04)	$(0.33)	$1.67
Diluted			$0.69	$(0.01)	$0.01	$—	$0.56	$0.09	$0.03	$0.05	$0.26	$0.20	$0.13	$(0.04)	$(0.32)	$1.65

Weighted average shares used in computing net income (loss) per share:
Basic			333	333	333	333	333	333	333	333	333	333	333	333	333	333
Diluted			338	338	338	338	338	338	338	338	338	338	338	338	338	338

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION FROM GAAP TO NON-GAAP

YEAR ENDED OCTOBER 31, 2013
(Unaudited)
				NON-GAAP ADJUSTMENTS

(in millions, except per share amounts)			GAAP (As Revised)	Restructuring & Other Related Costs	Asset Impairments & Write-downs	Acceleration of Share-based Compensation Related to Workforce Reduction	Intangible Amortization	Transformational Initiatives	Acquisition & Integration Costs	Unallocated Corporate Costs	Other	Adjustment for Taxes	Non-GAAP

Net Revenue	Change Year Over Year	10%	$3,894	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,894	10%	Change Year Over Year

Costs and expenses:
Cost of products and services	Gross Margin	49.0%	1,987	(17)	—	(1)	(120)	(12)	(4)	(5)	(7)	—	1,821	53.2%	Gross Margin
Research and development	As a % of Revenue	8.7%	337	(5)	(1)	—	—	(1)	(3)	(5)	(1)	—	321	8.2%	As a % of Revenue
Selling, general and administrative	As a % of Revenue	30.4%	1,184	(12)	(1)	(1)	(70)	(6)	(15)	(54)	(5)	—	1,020	26.2%	As a % of Revenue
Total costs and expenses			3,508	(34)	(2)	(2)	(190)	(19)	(22)	(64)	(13)	—	3,162

Income from operations	Operating Margin	9.9%	386	34	2	2	190	19	22	64	13	—	732	18.8%	Operating Margin

Other income(expense), net			(93)	—	—	—	—	—	—	(2)	1	—	(94)

Income from continuing operations before taxes			293	34	2	2	190	19	22	62	14	—	638

Provision for income taxes	Tax Rate	23.2%	68	—	—	—	—	—	—	—	—	35	103	16%	Tax Rate

Income (loss) from continuing operations	Net Margin	5.8%	$225	$34	$2	$2	$190	$19	$22	$62	$14	$(35)	$535	13.7%	Net Margin

Income (loss) from continuing operations per share - Basic and Diluted:
Basic			$0.66	$0.10	$0.01	$0.01	$0.56	$0.06	$0.06	$0.18	$0.04	$(0.11)	$1.57
Diluted			$0.65	$0.10	$0.01	$0.01	$0.55	$0.06	$0.06	$0.18	$0.04	$(0.11)	$1.55

Weighted average shares used in computing net income (loss) per share:
Basic			341	341	341	341	341	341	341	341	341	341	341
Diluted			345	345	345	345	345	345	345	345	345	345	345

The reconciliation from GAAP to Non-GAAP income from continuing operations is based on our current information.